Exhibit 10.4

NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH SHALL BE REASONABLY ACCEPTABLE TO THE BORROWER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT OR OTHER APPLICABLE EXEMPTION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $260,000.00	Issue Date: January 22, 2025
Actual Amount of Purchase Price: $200,000.00

PROMISSORY NOTE

FOR VALUE RECEIVED, DIGITAL BRANDS GROUP, INC., a Delaware corporation (hereinafter called the “Borrower” or the “Company”), hereby promises to pay to the order of Joshua Bartch (the “Holder”), in the form of lawful money of the United States of America, the principal sum of $260,000.00, of which $200,000.00 is the actual amount of the purchase price hereof (the “Principal Amount”) plus an original issuance discount of $60,000.00, at maturity or upon acceleration or by prepayment or otherwise, as further provided herein. The maturity date shall be three (3) months from the Issue Date (the “Maturity Date”) and is the date upon which the Principal Amount shall be due and payable. The Borrower shall have the right to prepay and repay all or any portion of the outstanding Principal Amount and interest then due under this Note at any time.

Any Principal Amount under this Note which is not paid when due shall bear interest at the rate of the lesser of (i) sixteen percent (16%) per annum and (ii) the maximum amount permitted by law from the due date thereof until the same is paid (“Default Interest”). Default Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed.

All payments due hereunder shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day.

As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. “Common Stock” means shares of common stock, $0.0001 par value per share, of the Borrower. “Principal Market” shall mean the principal securities exchange or trading market where such Common Stock is listed or traded, including but not limited to any tier of the OTC Markets, any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets.

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall also apply to this Note:

ARTICLE I. CERTAIN COVENANTS

2.1 Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate or Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all the provisions of this Note and take all action as may be required to protect the rights of the Holder.

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2.2 Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note.

ARTICLE II. EVENTS OF DEFAULT

It shall be considered an event of default if any of the following events listed in this Article II (each, an “Event of Default”) shall occur:

2.1 Failure to Pay Principal. The Borrower fails to pay the Principal Amount hereof when due on this Note, whether at maturity, upon acceleration or otherwise.

2.2 Breach of Agreements and Covenants. The Borrower breaches any material covenant, agreement, or other term or condition contained in this Note and does not cure such breach within ten (10) calendar days after Borrower receives notice from the Holder regarding such breach.

2.3 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

2.4 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

2.5 Failure to Comply with the 1934 Act. At any time after the Issue Date, the Borrower shall fail to comply with the reporting requirements of the 1934 Act and such failure continues for thirty (30) calendar days.

2.6 Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

2.7 Delisting, Suspension, or Quotation of Trading of Common Stock. If, at any time on or after the Issue Date, the Borrower’s Common Stock fails to be listed or quoted for trading on a Principal Market.

2.8 Rights and Remedies Upon an Event of Default. Upon the occurrence of any Event of Default specified in this Article II, this Note shall become immediately due and payable, and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the Principal Amount then outstanding plus Default Interest.

ARTICLE III. MISCELLANEOUS

3.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Holder existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

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3.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

DIGITAL BRANDS GROUP, INC.

1400 Lavaca Street

Austin, TX 78701

Attention: John Hilburn Davis

e-mail: hil@dstld.la

If to the Holder:

JOSHUA BARTCH

__________________

__________________

e-mail: ________________

3.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

3.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. The Borrower shall not assign this Note or any rights or obligations hereunder without the prior written consent of the Holder. The Holder may assign its rights hereunder to any “accredited investor” (as defined in Rule 501(a) of the 1933 Act) with the prior written consent of the Borrower, in a private transaction from the Holder or to any of its “affiliates”, as that term is defined under the 1934 Act, without the consent of the Borrower. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that the unpaid principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

3.5 Governing Law; Venue; Attorney’s Fees. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the state courts located in the State of Delaware or federal courts located in the State of Delaware. The Borrower and Holder hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. THE BORROWER AND HOLDER HEREBY IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTIONS CONTEMPLATED HEREBY. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The prevailing party in any action or dispute brought in connection with this the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

3.6 Construction; Headings. This Note shall be deemed to be jointly drafted by the Company and all the Holder and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

3.7 Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law (including any judicial ruling), then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

3.8 Accredited Investor. The Holder represents and warrants that it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

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IN WITNESS WHEREOF, the undersigned have caused this Note to be signed on January 22, 2025.

DIGITAL BRANDS GROUP, INC.

By:	/s/ John Hilburn Davis
Name:	John Hilburn Davis
Title:	Chief Executive Officer

Accepted and Agreed:

JOSHUA BARTCH

By:	/s/ Joshua Bartch
Name:	Joshua Bartch